 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 4, 2019

SPECTRUM GLOBAL SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-53461	26-0592672
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Crown Oak Centre

Longwood, Florida 32750

(Address of Principal Executive Offices)

(407) 512-9102

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	SGSI	OTCQB

Item 2.01 Completion of Acquisition or Disposition of Assets.

TNS Stock Purchase Agreement

On January 4, 2019, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with InterCloud Systems, Inc., a Delaware corporation (“InterCloud”). Pursuant to the terms of the Purchase Agreement, InterCloud agreed to sell, and the Company agreed to purchase, all of the issued and outstanding capital stock of TNS, Inc., an Illinois corporation (“TNS”). The purchase price paid by the Company for TNS includes $980,000 in cash, paid at closing, and the issuance to InterCloud of a convertible promissory note in the aggregate principal amount of $620,000 (the “Note”).

The interest on the outstanding principal due under the Note accrues at a rate of 6% per annum. All principal and accrued interest under the Note is due January 30, 2020, and is convertible, at any time at InterCloud’s election, into shares of common stock of the Company at a conversion price equal to the greater of 75% of the lowest volume-weighted average price during the 10 trading days immediately preceding the date of conversion and $0.10. The Note includes customary events of default, including non-payment of the principal or accrued interest due on the Note. Upon an event of default, all obligations under the Note will become immediately due and payable and the Company will be required to make certain additional payments to InterCloud.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of the business acquired.

The audited financial statements of TNS as of and for the years ended December 31, 2018 and 2017 and related notes, are filed as Exhibit 99.1 to this report and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma condensed combined statement of operations for the twelve months ended December 31, 2018, and the unaudited pro forma condensed combined balance sheet as of December 31, 2018, showing the pro forma effects of the Company’s acquisition of TNS, and related notes, are filed as Exhibit 99.2 to the report and are incorporated herein by reference.

(c)	Exhibits

Exhibit No.	Description
99.1	Audited financial statements for TNS, Inc as of and for the years ended December 31, 2018 and 2017.
99.2	Spectrum Global Solutions, Inc. unaudited pro forma condensed consolidated financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRUM GLOBAL SOLUTIONS, INC.

Dated: October 10, 2019	By:	/s/ Roger Ponder
	Name:	Roger Ponder
	Title:	Chief Executive Officer

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